SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 26, 2005

HOLLY ENERGY PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)

Registrant’s telephone number, including area code:  (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

     The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosure.”

     Furnished as Exhibit 99.1 and incorporated herein by reference herein in its entirety is a copy of a press release issued by Holly Energy Partners, L.P. (the “Company”) on January 26, 2005, announcing (1) that it has signed a definitive agreement with Alon USA, Inc. and certain of its affiliates to acquire over 500 miles of light products pipelines and two light product terminals for $120 million in cash and 937,500 Class B Subordinated Units of the Company, and (2) a webcast presentation by the Company to provide additional details about the transaction.

     A copy of the slides accompanying the Company’s webcast presentation regarding the transaction is furnished as Exhibit 99.2 and incorporated herein by reference in its entirety. A copy of the presentation will also be made available in the investors section of the Company’s website at www.hollyenergy.com, although the Company reserves the right to discontinue that availability at any time.

     The Company is furnishing the information contained in this report, including Exhibits 99.1 and 99.2, pursuant to Regulation FD promulgated by the Securities and Exchange Commission (“SEC”). This information shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, unless we specifically incorporate it by reference in a document filed under the Exchange Act or the Securities Act of 1933. By filing this report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report, including Exhibits 99.1 and 99.2, or that any such information includes material investor information that is not otherwise publicly available.

     The information contained in this report, including the information contained in Exhibits 99.1 and 99.2, is summary information that is intended to be considered in the context of our SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company disclaims any current intention to revise or update the information contained in this report, including the information furnished in Exhibit 99.2, although the Company may do so from time to time as our management believes is warranted. Any such updating may be made through the furnishing or filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 9.01 Financial Statements and Exhibits.

99.1	—	Press Release of the Company issued January 26, 2005.*

99.2	—	Webcast presentation by Company on January 26, 2005.*

* Furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.
By: HEP Logistics Holdings, L.P. its General Partner
By: Holly Logistic Services, L.L.C. its General Partner
By: /s/ Stephen J. McDonnell Stephen J. McDonnell Vice President & Chief Financial Officer

Date:  January 26, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

99.1 —	Press Release of the Company issued January 26, 2005.*

99.2 —	Webcast presentation by Company on January 26, 2005.*

* Furnished pursuant to Regulation FD.